UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2009

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York		10017-5592
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 19, 2009, Philip Morris International Inc. (the “Company”) announced that it will be hosting a live audio webcast of its presentation at the J.P. Morgan Global Tobacco Conference in London, England at www.pmintl.com on June 26, 2009, where the Company’s Chief Financial Officer, Hermann Waldemer, will address the conference. In connection with the presentation, the Company is furnishing to the Securities and Exchange Commission the following documents attached as exhibits to this Current Report on Form 8-K and incorporated by reference herein: the text of Mr. Waldemer’s remarks attached as Exhibit 99.1 hereto and the presentation slides attached as Exhibit 99.2 hereto.

Reconciliations of non-GAAP measures included in the presentation and presentation slides to the most comparable GAAP measures are set forth in Exhibit 99.2 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

The information on the Company’s website referenced in this Form 8-K, including the presentation at J.P. Morgan Global Tobacco Conference, is not, and shall not be deemed to be, part of this Form 8-K or incorporated into any filing the Company makes with the Securities and Exchange Commission, except as expressly set forth in such a filing.

Item 9.01. Exhibits.

(c)	Exhibits

	99.1	Remarks by Hermann Waldemer, Chief Financial Officer, Philip Morris International Inc., dated June 26, 2009 (furnished pursuant to Item 7.01).

	99.2	Philip Morris International Inc. Presentation Slides, dated June 26, 2009 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ G. PENN HOLSENBECK

Name:	G. Penn Holsenbeck
Title:	Vice President & Corporate Secretary

DATE: June 26, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Remarks by Hermann Waldemer, Chief Financial Officer, Philip Morris International Inc., dated June 26, 2009 (furnished pursuant to Item 7.01).

99.2	Philip Morris International Inc. Presentation Slides, dated June 26, 2009 (furnished pursuant to Item 7.01).